UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 05, 2012

DayStar Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34052	84-1390053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33556 Alvarado Niles Road

Union City, California 94587-1010

(Address of Principal Executive Offices) (Zip Code)

(408) 582-7100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modifications to Rights of Security Holders.

The disclosure set forth under Items 5.03 and 8.01 below is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 5, 2012 DayStar Technologies, Inc. (the “Company”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect a 1-for-7 reverse stock split (the “Reverse Split”), of the Company’s outstanding common stock, par value $0.01 per share (“Common Stock”), and maintain the total number of authorized shares of Common Stock at 120 million. The Board of Directors of the Company authorized the Reverse Split in accordance with stockholder approval granted at the Special Meeting of Stockholders commenced on March 26, 2012. Pursuant to the filing of the Certificate of Amendment, the Reverse Split became effective at 5:00 p.m., Eastern Time, on April 5, 2012 (the “Effective Time”).

At the Effective Time each seven (7) shares of the Company’s Common Stock, issued and outstanding immediately prior to the Effective Time, were automatically combined into one (1) validly issued, fully paid and non-assessable share of Common Stock of the Company without any further action by the Company or the holder thereof, subject to treatment of fractional share interests as described below. No certificates representing fractional shares were, or shall be, issued in connection with the Reverse Split. Stockholders who would otherwise be entitled to receive a fractional share of Common Stock are entitled to receive a fractional share rounded up to the next whole number.

Item 8.01 Other Events.

At the market opening on April 9, 2012, the Company’s Common Stock will begin trading on the NASDAQ Stock Market on a split-adjusted basis. The Company’s Common Stock will continue to trade under the symbol “DSTI” under a new CUSIP number. The CUSIP number of the post-Reverse Split Common Stock is “23962Q 407”. Following the effectiveness of the Reverse Split the Company will have approximately 1,582,044 shares of Common Stock issued and outstanding.

On April 5, 2012, the Company issued a press release announcing the Reverse Split. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment, filed on April 5, 2012.

99.1	Press Release, dated April 5, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAYSTAR TECHNOLOGIES, INC.

Date: April 9, 2012	By	/s/ Christopher T. Lail
Christopher T. Lail
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment, filed on April 5, 2012.

99.1	Press Release, dated April 5, 2012.